UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

WELLS FARGO FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Proxy FACTSHEET IMPORTANT DATES:

Record Date: December 12, 2008

Meeting Date: February 27, 2009

SPECIAL SHAREHOLDER MEETING OF THE: Mail Date: January 14, 2009

Wells Fargo Funds Trust Meeting Time: 3:00 P.M. (Pacific Time)

Location: 525 Market Street, 12 FL.

San Francisco, California 94105

MUTUAL FUND ADVISOR: CONTACT INFO:

Wells Fargo Funds Management, LLC. Inbound Line: 1-866-828-6931

Fund Number: 1-800-222-8222

Website: www.wellsfargo.com/advantagefunds

What is happening?

A Special Meeting of Shareholders has been called for the Wells Fargo Funds Trust which is comprised of 99 Wells Fargo Advantage Funds. This Special Meeting will be held on February 27, 2009 at 525 Market Street, 12 Floor, San Francisco, California 94105 3:00 p.m. Pacific time.

What Am I being asked to vote on?

There is one proposal you are being asked to vote on at the Meeting:

The election of the following seven Trustee nominees:

1. Peter G. Gordon

2. Isaiah Harris, Jr.

3. Judith M. Johnson

4. David F. Larcker

5. Olivia S. Mitchell

6. Timothy J. Penny

7. Donald C. Willeke

What was included in the proxy package and when was it mailed?

On January 14, 2009 shareholders were mailed a one page “Shareholder Meeting Notice” which contained detailed information about the Shareholder Meeting including, the date, time and location of the meeting, as well as the Meeting Agenda. In addition the Meeting Notice describes how to access and review the proxy statement on online and vote your shares. If you would like a hardcopy or an electronic copy of the statement you simply need to request one.

(Please refer to page XX of this FactSheet regarding Internet Availability of Proxy Material)

How should I vote?

While we can not recommend how to vote your shares, we can tell you that the Board of Trustees recommends that you vote in “Favor” of all the nominees.

PROPOSAL REVIEW:

1. Trustees

Why am I being asked to vote on seven Trustee nominees?

As a shareholder of a Wells Fargo Advantage fund you are being asked to elect seven nominees to the Board. Five of the nominees are current independent Trustees and two nominees are current members of the advisory board of the trust (a body that provides advisory support for the Board without having voting authority) that, if elected, would be new independent trustees.

The Board is currently comprised of six Trustees, four of which have been previously elected by shareholders. A current Trustee, Mr. Thomas Goho who was previously elected by shareholders, intends to resign his position on the Board at the end of the first calendar quarter of this year. With Mr. Goho’s resignation, less than two-thirds of the Trustees on the Board will have been elected by shareholders. The Investment Company Act of 1940 mandates that a trustee election would be required to fill the resulting vacancy and to make any new Trustee appointments because the number of trustees who have been elected by shareholders will have fallen below two-thirds.

As a result, a shareholder election is required. At the same time, two new Independent Trustee nominees are proposed to be added to the Board.

NOMINEES THAT ARE CURRENT TRUSTEES:

Peter G. Gordon

Judith M. Johnson

Olivia S. Mitchell

Timothy J. Penny

Donald C. Willeke

NOMINEES THAT WOULD BE NEW TRUSTEES:

Isaiah Harris, Jr.

David F. Larcker

When would these changes be made?

If the slate of nominees is elected, the number of Trustees on the Board would be increased from six to seven Trustees as of April 1, 2009.

Are the new nominees for Trustees Independent or Interested parties?

All of the current Trustees nominated for election as well as the new nominees, if elected, will all be independent Trustees.

What are the backgrounds of each of the Nominees?

CURRENT TRUSTEES UP FOR ELECTION:

Peter G. Gordon, 66

Trustee since 1998; Chairman since 2005 (Lead Trustee since 2001)

Occupation: Co-Founder, Chairman, President and CEO of Crystal Geyser Water Company.

Judith M. Johnson, 59

Trustee since 2008

Occupation: Retired. Prior thereto,

Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008.

Ms. Johnson is a certified public accountant and a certified managerial accountant.

Olivia S. Mitchell, 55

Trustee since 2006

Occupation: Professor of Insurance and Risk Management, Wharton School, University of Pennsylvania.

Director of the Boettner Center on Pensions and Retirement Research. Research Associate and Board member, Penn Aging Research Center.

Research Associate, National Bureau of Economic Research.

Timothy J. Penny, 57

Trustee since 1996

Occupation: President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995.

Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Donald C. Willeke, 68

Trustee since 1996

Principal of the law firm of Willeke & Daniels.

General Counsel of the Minneapolis Employees Retirement Fund from 1984 to present.

NOMINEES WHO WOULD BE NEW INDENDENT TRUSTEES

Isaiah (Ike) Harris, Jr., 56

Occupation Retired. Prior thereto,

President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007,

President and CEO of BellSouth Enterprises from 2004 to 2005 and

President of BellSouth Consumer Services from 2000 to 2003.

Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa

State University School of Business.

OTHER DIRECTORSHIPS:

CIGNA, Corporation, Deluxe Corporation

David F. Larcker, 58

Occupation: James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University.

Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006.

From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University.

Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.

Why did I receive a one page Meeting Notice instead of a proxy statement and proxy card?

Beginning January 1, 2009 the SEC implemented a new rule regarding the delivery of proxy material to shareholders. This rule is designed to take advantage of the power of the internet and a medium to host the proxy material electronically. The Meeting Notice you received is a formal notification of the Shareholder Meeting and also details the methods by which to view/download the proxy material online and vote your shares.

This rule was developed in order to reduce the costly expense of printing and mailing the hefty proxy packages to shareholders. These savings are intended to benefit all shareholders in the end.

How can I request a copy of the proxy material?

There are two simple way to do so – either I can record your material request or you can log on to internet website detailed on the Meeting Notice you received.

Registered Holders (REG): www.proxyonline.com

Beneficial Holders (NOBO): www.proxyvote.com

When requesting a copy of the material, you can either elect to receive an electronic copy via email or a paper copy via the US Post Office.

Can I request to receive an email copy or paper copy for all future proxy events?

Yes. You can do so by logging on to the internet website located on the Meeting Notice you received.

(If registered holder, you can record this election for them now)

SAMPLE MEETING NOTICE AND PROXY CARD FOUND ON THE FOLLOWING PAGES.

VOTING METHODS

Registered Shareholders (REG at the beginning of account number)

By Touchtone: Call 866-437-4667. The shareholder will need the control number and check digits found on the right side of the card below the fold line.

By Internet: Go to www.proxyonline.com and follow the instructions found on the website. Shareholders will need the control number and check digits found on the right side of the card below the fold line.

Beneficial Shareholders (NOBO at the beginning of account number)

By Touchtone: 800-437-4667 and follow the simple instructions. Shareholders will need their control number found on the top right of their proxy card.

By Internet: Go to www.proxyvote.com and follow the instructions found on the website. Shareholders will need their control number found on the top right of their proxy card.

Account Search

The TAG ID is located on the bottom left corner of the Meeting Notice and Proxy Card.

`WELLS FARGO

ADVANTAGE FUNDS

January 14, 2009

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, CA 94105

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2009

NA1

NA2

NA3

NA4

The control number below will allow you to access proxy information online for all your investments connected with this Special Shareholder Meeting. To access your proxy please logon to:

www.proxyonline.com

YOUR CONTROL NUMBER IS:

XXXXXXXXXXXX

Dear Shareholder,

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the series (the “Funds”) of Wells Fargo Funds Trust (the “Trust”) will be held on February 27, 2009 at 3:00 p.m. Pacific time, at 525 Market Street, 12th Floor, San Francisco, California 94105.

Shareholders of the Funds will be asked at the Meeting:

1. To elect seven nominees to the Board of Trustees of the Trust, each to hold office for the term indicated; and

2. Consider and act upon such other matters as may properly come before the Meeting.

The Board of Trustees of the Trust unanimously recommends that you vote in favor for each nominee.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet at www.proxyonline.com. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If interested, you may attend the meeting in person and vote. If however, you cannot attend the meeting, please go to www.proxyonline.com and enter the control number found in the box above. Once you have logged in you can view/download the proxy statement and proxy card, request a copy of the proxy material via e-mail or the U.S. Post Office, and vote your shares.

Please read the proxy materials carefully and vote your shares. If you should have any questions about this Notice or the proxy materials, please call (866) 828-6931 Monday through Friday between the hours or 9:00 a.m. and 10:00 p.m. Eastern Time.

Thank you in advance for your participation and for your investment.

Sincerely,

C. David Messman Secretary

If you would like to receive a paper or electronic copy of the proxy material,

please see the reverse side for instructions

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

REQUEST FOR PROXY MATERIAL

If you would like to receive a paper or electronic copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy using any of the options below. If you wish to receive a paper copy through the mail please make that request on or before February 18, 2009 to allow for timely delivery. If you request to receive an electronic copy please do so by February 25, 2009.

By Internet

Go to www.proxyonline.com and enter the control number found in the box on the upper right hand corner of the reverse side. Once you have logged in you may request a copy of the proxy material to be sent to your email address or to your home, your choice.

You may also elect to receive all future proxy material from Wells Fargo Funds Trust via the U.S. Post Office or e-mail.

By Phone

You can request either an electronic copy or hardcopy of the proxy material by calling toll-free (866) 828-6931 and reference the control number listed above. Representatives are available between the hours of Monday through Friday 9:00am to 10:00pm Eastern Time.

By E-mail

To request a copy of the proxy material, please send an e-mail with your control number in the subject line to the address noted below:

For a physical copy: mailproxy@proxyonline.com

For an electronic copy: emailproxy@proxyonline.com

To elect to receive all future proxy material via the referenced delivery method, please type “Permanent Request” in the body of the e-mail.

WELLS FARGO

ADVANTAGE FUNDS

PROXY CARD

WELLS FARGO ADVANTAGE FUNDS

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2009

The undersigned shareholder hereby appoints Karla M. Rabusch, C. David Messman and Carol J. Lorts (officers of Wells Fargo Funds Trust (the “Trust”)), or any of them, as proxies and attorneys for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Trust to be held at 525 Market St., 12th Floor, San Francisco, California 94105 on February 27, 2009 and any and all adjournments thereof (the “Special Meeting”), to cast on behalf of the undersigned all votes of shares that the undersigned is entitled to cast at the Special Meeting and to otherwise represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, hereby revokes any proxy heretofore given with respect to the Special Meeting, and hereby ratifies and confirms all that the proxies, or any of them, may lawfully do.

[ADDRESS LINE 1]

[ADDRESS LINE 2]

[ADDRESS LINE 3]

[ADDRESS LINE 4]

[ADDRESS LINE 5]

[ADDRESS LINE 6]

[ADDRESS LINE 7]

Note: Please make sure that you complete, sign and date your proxy ballot. Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

Signature Date

Signature (if held jointly) Date

Title if a corporation, partnership or other entity

FOLD HERE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE TRUST AND TO YOU AS A SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet: Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number

123456789012

2. Touchtone

Phone: Simply dial toll-free 1-866-437-4714 and follow the automated instructions. Please have this proxy card and your control number found on the right available at the time of the call.

3. Mail: Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

For any questions regarding internet or touchtone voting, please call 1-866-828-6931.

PROXY CARD

WELLS FARGO ADVANTAGE FUNDS

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX IN BLUE OR BLACK INK. Example: [ ]

PROPOSAL:

1. To elect seven nominees to the Board of Trustees.

FOR

WITHHOLD

To vote all nominees in the same manner, simply check one of the boxes here.

To vote each nominee individually please mark the boxes below:

FOR WITHHOLD

1. Peter G. Gordon

2. Isaiah Harris, Jr.

3. Judith M. Johnson

4. David F. Larcker

5. Olivia S. Mitchell

6. Timothy J. Penny

7. Donald C. Willeke

THANK YOU FOR CASTING YOUR VOTE.

If you plan on mailing in your vote, please FOLD this ballot and insert in within the postage-paid return envelope provided.

TAG ID “Scanner Bar Code” CUSIP: